UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 8, 2017
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement
Second Amendment to RSA
On June 8, 2017, A.M. Castle & Co. (the “Company”) and four of its subsidiaries entered into a Second Amendment to Restructuring Support Agreement with its Consenting Creditors (as such term is defined in the RSA)(the “Second Amendment”). The subsidiaries are Keystone Tube Company, LLC, HY-Alloy Steels Company, Keystone Service, Inc. and Total Plastics, Inc. The Consenting Creditors are the beneficial holders (or investment advisors or managers for such beneficial holders) of claims against, or interests in, the Company and such subsidiaries. The purposes of the amendment were: (i) to amend section 7(a)(ii) of the RSA so that the deadline by which the Company must commence its Chapter 11 Cases (as defined in the RSA) is extended from June 15, 2017, to June 20, 2017; and (ii) to amend the RSA to revise the defined term “Outside Date” so that the deadline by which the Plan is required to have become effective is extended, from 75 days after the date of the filing of the chapter 11 petition to August 31, 2017.
The foregoing description is a summary and is qualified in its entirety by reference to the Second Amendment to Restructuring Support Agreement dated June 8, 2017, as amended, attached hereto as Exhibit 99.1.
Item 7.01 - Regulation FD Disclosure
On June 9, 2017, the Company issued a press release announcing the Second Amendment, as disclosed in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.
The information included in this Form 8-K under Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 8.01 - Other Events
As previously disclosed in the Company’s Current Report on Form 8-K filed on May 15, 2017, on that date the Company commenced a solicitation of votes to accept or reject its Prepackaged Joint Chapter 11 Plan of Reorganization (the “Plan”) from the holders of Prepetition First Lien Secured Claims, Prepetition Second Lien Secured Claims, and Prepetition Third Lien Secured Claims, as such terms are defined in the Plan. The voting deadline on the Plan was June 2, 2017. In dollar value, 100% of the votes cast by holders of both the Prepetition First Lien Secured Claims and the Prepetition Second Lien Secured Claims, as well as 79.24% of the votes cast by holders of the Prepetition Third Lien Secured Claims, approved the Plan.  In the aggregate, 98.32% of the voting secured creditors by dollar value voted in favor of the Plan.  Additionally, a majority of voting holders in number in each class approved the Plan, with an aggregate of 88.68% of voting holders in number approving the Plan.
The Company cautions that trading in its securities during the pendency of any chapter 11 cases for the Company would be highly speculative and pose substantial risks. Trading prices for the Company’s securities may not bear any substantive relationship to the probable outcome for security holders in the Chapter 11 Cases. If the reorganization contemplated by the Plan is consummated, all existing equity interests of the Company, including common stock and any outstanding preferred stock, warrants or options, will be extinguished.

Cautionary Note Regarding Forward-Looking Statements
Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to timely conclude definitive documentation for, and to satisfy all conditions to the consummation of, new money commitments from our creditors, any required debtor-in-possession or exit financing or other Plan agreements; our ability to obtain sufficient acceptances in connection with our solicitation of debt holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in our anticipated chapter 11 cases, including any required approvals of our assumption of the new money commitment or any required debtor-in-possession financing or exit financing; our ability to maintain strategic control as debtor-in-possession; the availability of the Bankruptcy Court for hearing on our motions, which may affect the timing of any required approvals and our emergence from our anticipated chapter 11 cases; our ability to confirm and consummate a chapter 11 plan of reorganization in our anticipated chapter 11 cases; the effects of the filing of our anticipated chapter 11 cases on our business and the interests of various constituents; the bankruptcy court’s rulings in our anticipated chapter 11 cases, as well the outcome of any such case in general; the length of time that we may operate under chapter 11 protection and the continued availability of operating capital during the pendency of our anticipated chapter 11 cases; risks associated with third party motions or objections in our anticipated chapter 11 cases, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of our anticipated chapter 11 cases on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.
Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
99.1
Second Amendment to Restructuring Support Agreement dated as of June 8, 2017, by and among A.M. Castle & Co., Total Plastics, Inc., Hy-Alloy Steels Company, Keystone Tube Company, LLC, Keystone Service, and the Consenting Creditors party thereto.

99.2	Press release dated June 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A.M Castle & Co.

	By:	/s/ Marec E. Edgar
June 9, 2017		Marec E. Edgar
Executive Vice President, General Counsel,
Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Second Amendment to Restructuring Support Agreement dated as of June 8, 2017, by and among A.M. Castle & Co., Total Plastics, Inc., Hy-Alloy Steels Company, Keystone Tube Company, LLC, Keystone Service, and the Consenting Creditors party thereto.

99.2	Press release dated June 9, 2017

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